united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

2017

Annual Report

AL FRANK FUND

Dear Shareholders,

As Auld Lang Syne was warming up to welcome in 2018, it was fascinating to hear all of the negativity from folks bidding good riddance to the year just ended. To be sure, 2017 had its share of disconcerting headlines, with the Year in Review section of The Wall Street Journal offering Sexual Misconduct Rocks Media, Politics and Election Probe Rattles White House and Shootings Stun Las Vegas, Tiny Texas Town and A Year of Costly Disasters (Hurricanes Harvey, Irma & Maria, Severe Storms and Wildfires) and North Korea Raises Tensions.

Clearly, we understand that the political climate is also extremely polarized, but at the risk of sounding insensitive, bad news happens every year. For example, 12 months ago we wrote: “No doubt, there was no shortage of concerns in 2016 (as has been the case every year), starting almost from day one as the worst first week in history (the Dow Jones Industrial Average skidded 6.2%, or more than 1,000 points) supposedly portended an ugly year for equities. Worries were hardly alleviated over the ensuing five weeks, with the percentage losses hitting double-digits in February on fears that a Chinese economic slowdown would kill global growth, while here at home, many were spooked by sub-par GDP growth, uncertainty in regard to Federal Reserve monetary policy and question marks about the health of corporate profits. And that was all before the shocking Brexit vote and the unexpected Trump victory, both of which were widely thought to be black-swan events that would lead to massive stock market losses.”

Despite all those headwinds, equities enjoyed a very nice 2016, with the S&P 500 climbing 11.95%, the Russell 3000 advancing 12.72% and the Russell 3000 Value index (R3KV) leaping 18.38%, all on a total return basis. Not surprisingly, those handsome 2016 gains helped convince supposed market experts that returns on stocks would be much more muted in 2017, with the consensus of 18 Wall Street strategists, according to analysis by Birinyi Associates compiled at the start of last year, warning that only a 5.5% increase for the S&P 500 was expected.

Certainly, given recent and current extraordinarily low interest rates, a 5.5% return would hardly have been the end of the world, so we hope that most investors had the courage to stick with equities, remembering that one of the secrets to success in stocks is not to get scared out of them. After all, when the total returns were tabulated for 2017, the S&P actually soared 21.83% and the Russell 3000 jumped 21.13%.

Alas, the Value stock gauges, after winning the performance race in 2016, lagged well behind Growth in 2017. Still, given that returns on the Al Frank Fund for 2017 north of 17% topped those of most of the Value benchmarks, we really cannot complain too much, especially given our lack of exposure to top-performing expensive names that a Value approach would not be expected to hold. Believe it or not, big Info Tech companies Alphabet (aka Google) with a two-class-combined 70 basis point contribution to total return, Facebook (62 bps) and Visa (30 bps), as well as Consumer Discretionary titan Amazon (72 bps), account for most, if not all, of our return gap versus the Russell 3000.

Al Frank Fund Average Annual Total Return as of 12/31/2017

	Al Frank Fund	Al Frank Fund	Russell 3000®
	Investor Class *	Advisor Class**	Index	S&P 500® Index
1 year	17.76%	18.05%	21.13%	21.83%
5 years	13.01%	13.29%	15.58%	15.79%
10 years	6.41%	6.69%	8.60%	8.50%
Since Inception 1.2.98	10.45%		7.39%	7.17%
Since Inception 4.30.06		6.14%	8.56%	8.58%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.64% for the Investor Class and 1.39% for the Advisor Class, respectively, per the May 1, 2017 prospectus. Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2018.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations 01/02/1998

**	Commencement of operations 04/30/2006

The following attribution analysis illustrates some of the reasons why the Fund performed as it did during 2017 relative to its benchmarks, the Russell 3000® Index and the S&P 500® Index.

During this timeframe, VALUX benefited from allocation to and stock selection within the Industrials, Energy, Consumer Staples and Telecommunications Services sectors, along with an underweight position in Utilities and Real Estate. In addition to the lack of exposure to highly valued “FANG” stocks (i.e. Facebook, Amazon, Netflix and Google), which led to relative underperformance versus the benchmarks in the Information Technology and Consumer Discretionary sectors, relatively weak stock picking within the Financial sector detracted from relative performance. Also, our modest cash position was a drag on both relative and absolute performance during 2017.

Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2017 were Apple, Caterpillar, Aetna, Deere and HollyFrontier. On the other side of the ledger, Axis Capital, Oceaneering International, Archer-Daniels-Midland, Target and Mosaic had the largest negative impact.

Top Holdings, Sector Weights and Market Capitalization Weights for VALUX as of 12/31/17 were as follows:

(Unaudited)

Company Name	% Market Value^	Sector	% Market Value^	Market Cap	% Market Value^
Apple Inc	2.60%	Information Technology	21.37%	Giant	46.33%
Intel Corp	2.47%	Consumer Discretionary	17.12%	Large	33.83%
Corning Inc	2.18%	Financials	16.65%	Medium	15.00%
JPMorgan Chase & Co	2.07%	Industrials	13.67%	Small	4.84%
Aetna Inc	2.05%	Health Care	11.84%	Micro	0%
Microsoft Corp	2.04%	Energy	6.57%
Prudential Financial Inc	1.93%	Consumer Staples	5.61%
Amgen Inc	1.90%	Materials	4.04%
Caterpillar Inc	1.88%	Real Estate	2.47%
Walt Disney Co/The	1.83%	Telecommunication Services	0.66%
Deere & Co	1.78%
BB&T Corp	1.75%
Cisco Systems Inc	1.74%
Eaton Corp PLC	1.71%
Seagate Technology PLC	1.64%

^	Excludes short-term investments.

**********

We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/17, the Al Frank Fund – Investor Class (VALUX) has enjoyed a 10.45% annualized rate of return since its inception on January 2, 1998, compared to a 7.39% annualized return for the Russell 3000® Index and a 7.17% annualized return for the S&P 500® Index over the same period.

Remember that we seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward largercap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the December 2017 S&P Indices Market Attributes report. Standard & Poor’s states that the price return since December 1999 on the Large-Cap S&P 500® Index has been +81.97% through December 31, 2017, compared to +327.41% for the S&P MidCap 400® Index and +373.36% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 21.4 times 2017 estimated earnings for the S&P 500® Index versus a P/E of 24.3 for the S&P MidCap 400® Index and 28.5 for the S&P SmallCap 600® Index.

**********

While 2018 had been off to a terrific start, volatility picked up considerably in February, so we offer the friendly reminder that the road ahead will not always be smooth. Indeed, 5% sell-offs, 10% correction and even 20% Bear Markets are very much normal occurrences on the long-term investment journey, even as they are often overlooked when viewed through a longer-term lens.

That said, we think the primary catalysts for last year’s rally—an improving economic backdrop, both in the U.S. and overseas, and healthier corporate profits—remain positive underpinnings for the year ahead, so we retain our optimism for equities in general and the performance of our stocks in particular. The outlook for global economic growth for both 2018 and 2019 was raised in late-January by two-tenths of a percent by the International Monetary Fund, which also ratcheted up its GDP estimates for the U.S. by four-tenths of a percentage point for 2018 and six-tenths of a percentage point for 2019. Of course, the new IMF U.S. growth forecasts for this year of 2.7% and for next year of 2.5%, though better than the respective 2.5% and 2.1% that the Federal Reserve was suggesting in the middle of December, might actually prove to be conservative. After all, we learned from Uncle Sam that its first guess for Q4 GDP growth (which had very little tax-related benefit) was 2.6%.

And, we would vehemently argue that the gains seen since the passage of the Tax Cuts and Jobs Act in mid-December 2017 are very much reasonable, given that profits for much of Corporate America are likely to increase significantly simply with the stroke of a pen. Further, we believe that valuations for our holdings are reasonable (the P/E ratio on VALUX was 18.4 as of 1/26/18), especially given the historically low interest rate environment—it is important to recognize that the average Federal Funds rate since 1971 has been 5.27%, compared to the present range of 1.25% to 1.50%, while the current 1.8% dividend yield on the S&P 500 still compares nicely to the current 2.9% yield on the 10-Year U.S. Treasury.

In Conclusion

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at Al Frank Asset Management thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and Jason and I are proud to say that we continue to invest our own money right alongside our shareholders in our Fund.

Sincerely,

John Buckingham & Jason Clark

The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The S&P 500 Index (Large Cap Equity) measures the performance of the large capitalization sector of the U.S. equity market and is considered one of the best representations of the domestic economy.

The S&P MidCap 400 Index is a stock market index from S&P Dow Jones Indices. The index serves as a barometer for the U.S. mid-cap equities sector and is the most widely followed mid-cap index in existence.

The S&P SmallCap 600 Index is a stock market index from Standard & Poor’s. It covers roughly the small-cap range of US stocks, using a capitalization-weighted index.

046-AFAM-2/2/2018

3153-NLD-2/2/2018

Al Frank Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmark:

		Annualized
				Annualized Ten	Since Inception	Since Inception
	One Year	Three Year	Five Year	Year	(1/2/98)	(4/30/06)
Al Frank Fund - Investor Class**	17.76%	8.43%	13.01%	6.41%	10.45%	N/A
Al Frank Fund - Advisor Class***	18.05%	8.71%	13.29%	6.69%	N/A	6.14%
Russell 3000® Index****	21.13%	11.12%	15.58%	8.60%	7.39%	8.56%
S&P 500® Total Return Index*****	21.83%	11.41%	15.79%	8.50%	7.17%	8.58%

Comparison of the Change in Value of a $10,000 Investment

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would have been reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would have been reduced.

*	Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.64% for the Investor Class and 1.39% for the Advisor Class, respectively, per the May 1, 2017 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.51% for the Investor Class and 1.26% for the Advisor Class, respectively.

**	Commencement of operations on January 2, 1998.

***	Commencement of operations on April 30, 2006.

****	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

*****	The S&P 500® Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Holdings By Asset Class as of December 31, 2017	% of Net Assets
Information Technology	20.89%
Consumer Discretionary	16.73%
Financials	16.27%
Industrials	13.36%
Health Care	11.57%
Energy	6.42%
Consumer Staples	5.48%
Materials	3.95%
Real Estate	2.42%
Telecommunication Services	0.65%
Other, Cash & Cash Equivalents	2.26%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2017

Shares		Value
	COMMON STOCKS - 97.74%
	CONSUMER DISCRETIONARY - 16.73%

	Auto Manufacturers - 1.02%
22,500	General Motors Co.	$922,275

	Auto Parts & Equipment - 1.26%
35,000	Goodyear Tire & Rubber Co.	1,130,850

	Hotels, Restaurants & Leisure - 1.59%
12,000	Royal Caribbean Cruises Ltd.	1,431,360

	Household Durables - 2.75%
43,200	M.D.C. Holdings, Inc.	1,377,216
6,500	Whirlpool Corp.	1,096,160
		2,473,376
	Media - 3.35%
35,000	Comcast Corp. - Class A	1,401,750
15,000	Walt Disney Co.	1,612,650
		3,014,400
	Multiline Retail - 0.81%
13,500	Kohl’s Corp.	732,105

	Specialty Retail - 5.95%
45,000	American Eagle Outfitters, Inc.	846,000
31,000	DSW, Inc. - Class A	663,710
14,000	Foot Locker, Inc.	656,320
13,000	NIKE, Inc.	813,150
27,000	Tapestry, Inc.	1,194,210
9,000	Target Corp.	587,250
11,500	Williams-Sonoma, Inc.	594,550
		5,355,190
	Total Consumer Discretionary (Cost $8,903,969)	15,059,556

	CONSUMER STAPLES - 5.48%
	Discount Stores - 2.50%
7,000	CVS Health Corp.	507,500
4,300	Walgreens Boots Alliance, Inc.	312,266
14,500	Wal-Mart Stores, Inc.	1,431,875
		2,251,641
	Food Products - 2.98%
27,500	Archer-Daniels-Midland Co.	1,102,200
25,000	Kroger Co.	686,250
11,000	Tyson Foods, Inc. - Class A	891,770
		2,680,220
	Total Consumer Staples (Cost $3,113,077)	4,931,861

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2017 (Continued)

Shares		Value
	ENERGY - 6.42%
	Energy Equipment & Services - 0.53%
15,000	Baker Hughes, Inc.	$474,600

	Marine Shipping - 1.12%
65,000	Ship Finance International Ltd. (b)	1,007,500

	Oil, Gas & Consumable Fuels - 3.99%
12,400	Exxon Mobil Corp.	1,037,136
28,000	HollyFrontier Corp.	1,434,160
20,300	Total SA - ADR	1,122,184
		3,593,480
	Oilfield Services/Equipment - 0.78%
19,500	National Oilwell Varco, Inc.	702,390

	Total Energy (Cost $4,936,929)	5,777,970

	FINANCIALS - 16.27%
	Capital Markets - 1.08%
18,000	Bank of New York Mellon Corp.	969,480

	Commercial Banks - 8.73%
31,000	BB&T Corp.	1,541,320
13,000	Capital One Financial Corp.	1,294,540
30,000	Fifth Third Bancorp.	910,200
40,500	ING Groep NV	747,630
60,000	Old National Bancorp	1,047,000
7,500	PNC Financial Services Group, Inc.	1,082,175
20,300	Wells Fargo & Co.	1,231,601
		7,854,466
	Diversified Financial Services - 2.02%
17,000	JPMorgan Chase & Co.	1,817,980

	Insurance - 3.85%
17,000	Axis Capital Holdings Ltd. (b)	854,420
18,000	MetLife, Inc.	910,080
14,800	Prudential Financial, Inc.	1,701,704
		3,466,204
	Investment Banks/Brokers - 0.59%
2,100	Goldman Sachs Group, Inc.	534,996

	Total Financials (Cost $7,239,846)	14,643,126

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2017 (Continued)

Shares		Value
	HEALTH CARE - 11.57%
	Biotechnology - 3.30%
9,600	Amgen, Inc.	$1,669,440
2,000	Biogen Idec, Inc. (a)	637,140
9,300	Gilead Sciences, Inc.	666,252
		2,972,832
	Health Care Products - 0.63%
7,000	Medtronic PLC	565,250

	Health Care Providers & Services - 2.01%
10,000	Aetna, Inc.	1,803,900
1	Encompass Health Corp.	50
		1,803,950
	Pharmaceuticals - 5.63%
18,700	Abbott Laboratories	1,067,209
10,000	Johnson & Johnson	1,397,200
4,000	McKesson Corp.	623,800
6,300	Merck & Co, Inc.	354,501
6,300	Pfizer, Inc.	228,186
4,000	Sanofi	172,000
4,000	Shire PLC	620,480
5,000	Zimmer Biomet Holdings, Inc.	603,350
		5,066,726
	Total Health Care (Cost $7,048,902)	10,408,758

	INDUSTRIALS - 13.36%
	Airlines - 1.00%
16,000	Delta Air Lines, Inc.	896,000

	Construction & Engineering - 3.54%
10,500	Caterpillar, Inc.	1,654,590
15,000	Fluor Corp.	774,750
30,000	Tutor Perini Corp. (a)	760,500
		3,189,840
	Farm - 1.74%
10,000	Deere & Co.	1,565,100

	Human Resource & Employment Services - 1.26%
9,000	ManpowerGroup, Inc.	1,134,990

	Machinery - 3.12%
19,000	Eaton Corp. PLC	1,501,190
35,000	Trinity Industries, Inc.	1,311,100
		2,812,290

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2017 (Continued)

Shares		Value
	Road & Rail - 2.70%
4,500	FedEx Corp.	$1,122,930
9,000	Norfolk Southern Corp.	1,304,100
		2,427,030
	Total Industrials (Cost $7,045,678)	12,025,250

	INFORMATION TECHNOLOGY - 20.89%
	Communications Equipment - 2.33%
40,000	Cisco Systems, Inc.	1,532,000
20,000	Juniper Networks, Inc.	570,000
		2,102,000
	Computers & Peripherals - 5.19%
13,500	Apple, Inc.	2,284,605
17,000	NetApp, Inc.	940,440
34,500	Seagate Technology PLC	1,443,480
		4,668,525
	Electronic Equipment, Instruments & Components - 2.93%
15,500	Benchmark Electronics, Inc. (a)	451,050
60,000	Corning, Inc.	1,919,400
10,000	Jabil, Inc.	262,500
		2,632,950
	IT Services - 1.21%
7,100	International Business Machines Corp.	1,089,282

	Semiconductors & Semiconductor Equipment - 3.83%
47,000	Intel Corp.	2,169,520
20,000	Marvell Technology Group Ltd.	429,400
13,200	QUALCOMM, Inc.	845,064
		3,443,984
	Software - 5.40%
29,000	CA, Inc.	965,120
21,000	Microsoft Corp.	1,796,340
23,000	Oracle Corp.	1,087,440
36,000	Symantec Corp.	1,010,160
		4,859,060
	Total Information Technology (Cost $9,329,952)	18,795,801

	MATERIALS - 3.95%
	Chemicals - 2.26%
13,000	Celanese Corp. - Class A	1,392,040
25,000	The Mosaic Company	641,500
		2,033,540
	Metals & Mining - 1.69%
23,500	Newmont Mining Corp.	881,720
205,000	Yamana Gold, Inc. (b)	639,600
		1,521,320
	Total Materials (Cost $2,811,471)	3,554,860

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2017 (Continued)

Shares		Value
	REAL ESTATE - 2.42%
	Real Estate Investment Trusts (REITS) - 2.42%
9,100	Digital Realty Trust, Inc.	$1,036,490
30,000	Kimco Realty Corp.	544,500
33,000	Physicians Realty Trust	593,670
	Total Real Estate (Cost 1,967,881)	2,174,660

	TELECOMMUNICATION SERVICES - 0.65%
	Diversified Telecommunication Services - 0.65%
11,000	Verizon Commnunications, Inc.	582,230
	Total Telecommunication Services (Cost $536,600)	582,230

	TOTAL COMMON STOCKS (Cost $52,934,305)	87,954,072

	SHORT-TERM INVESTMENT - 2.14%
	Money Market Fund - 2.14%
1,927,440	Fidelity Investments Money Market Funds - Government Portfolio - Class I, to yield 1.14% (c)	1,927,440
	TOTAL SHORT-TERM INVESTMENT (Cost $1,927,440)	1,927,440

	Total Investments (Cost $54,861,745) - * 99.88%	$89,881,512
	Other assets less liabilities: 0.12%	105,164
	NET ASSETS: 100.00%	$89,986,676

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $54,714,012 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$36,755,350
Unrealized Depreciation:	(1,587,850)
Net Unrealized Appreciation:	$35,167,500

ADR - American Depositary Receipt

^	Represents less than 0.005%

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2017.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$54,861,745
At value	$89,881,512
Cash	22,750
Receivable for Fund shares sold	600
Dividends and interest receivable	156,934
Prepaid expenses & other assets	38,191
TOTAL ASSETS	90,099,987

LIABILITIES
Payable for Fund shares redeemed	12,914
Investment advisory fees payable	67,002
Distribution (12b-1) fees payable	18,596
Payable to Related Parties	1,528
Accrued expenses and other liabilities	13,271
TOTAL LIABILITIES	113,311
NET ASSETS	$89,986,676

Net Assets Consist Of:
Paid in capital	$54,497,031
Undistributed net investment income	147,733
Accumulated net realized gain/(loss) from security investments	322,145
Net unrealized appreciation of investments	35,019,767
NET ASSETS	$89,986,676

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$83,611,105
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,373,417
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$24.79

Advisor Class Shares:
Net Assets	$6,375,571
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	256,781
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$24.83

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Al Frank Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (Foreign Taxes Withheld $8,055)	$2,276,337
Interest	14,394
TOTAL INVESTMENT INCOME	2,290,731

EXPENSES
Investment advisory fees	822,350
Distribution (12b-1) fees:
Investor Class	193,239
Transfer agent fees	39,588
Registration fees	54,576
Legal fees	44,465
Administration fees	35,935
Non 12b-1 shareholder servicing	3,392
Fund accounting fees	28,352
Shareholder reporting expense	29,225
Trustees’ fees	19,610
Audit fees	13,725
Compliance officer fees	11,430
Custody fees	6,359
Insurance expense	4,493
Other expenses	3,767
TOTAL EXPENSES	1,310,506

Less: Fees waived by the Adviser	(85,266)

NET EXPENSES	1,225,240
NET INVESTMENT INCOME	1,065,491

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security investments	6,931,673
Net change in unrealized appreciation on investments	5,866,087

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,797,760

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,863,251

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

FROM OPERATIONS
Net investment income	$1,065,491	$935,704
Net realized gain on investments	6,931,673	3,589,462
Net change in unrealized appreciation of investments	5,866,087	5,509,980
Net increase in net assets resulting from operations	13,863,251	10,035,146

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(948,613)	(850,818)
Advisor Class	(86,781)	(42,507)
From net realized gains:
Investor Class	(7,033,202)	(2,520,455)
Advisor Class	(534,610)	(105,160)
Net decrease in net assets from distributions to shareholders	(8,603,206)	(3,518,940)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	1,574,296	1,812,908
Advisor Class	2,918,863	110,165
Proceeds from shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)
Investor Class	14,375,873	—
Advisor Class	1,044,483	—
Net asset value of shares issued in reinvestment of distributions
Investor Class	7,796,852	3,264,764
Advisor Class	588,596	146,312
Payments for shares redeemed
Investor Class	(14,255,106)	(13,668,043)
Advisor Class	(1,110,033)	(679,915)
Redemption fee proceeds
Investor Class	109	741
Advisor Class	7	64
Net increase/(decrease) in net assets from shares of beneficial interest	12,933,940	(9,013,004)

TOTAL INCREASE IN NET ASSETS	18,193,985	(2,496,798)

NET ASSETS
Beginning of Year	71,792,691	74,289,489
End of Year*	$89,986,676	$71,792,691
* Includes undistributed net investment income of:	$147,733	$105,706

See accompanying notes to financial statements.

Al Frank Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

SHARE ACTIVITY - INVESTOR CLASS
Shares sold	64,249	83,486
Shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)	599,467	—
Shares reinvested	317,979	138,045
Shares redeemed	(579,102)	(632,643)
Net increase/(decrease) in shares of beneficial interest outstanding	402,593	(411,112)

SHARE ACTIVITY - ADVISOR CLASS
Shares sold	118,654	5,620
Shares issued in connection with acquisition of Al Frank Dividend Value Fund (See Note 7)	43,454	—
Shares reinvested	23,966	6,179
Shares redeemed	(44,037)	(30,315)
Net increase/(decrease) in shares of beneficial interest outstanding	142,037	(18,516)

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$23.27	$21.13	$24.67	$26.24		$22.25
Activity from investment operations:
Net investment income (1)	0.32	0.29	0.24	0.28		0.26
Net realized and unrealized gain/(loss) on investments	3.79	3.03	(1.83)	1.13		7.77
Total from investment operations	4.11	3.32	(1.59)	1.41		8.03
Less distributions from:
Net investment income	(0.31)	(0.30)	(0.23)	(0.31)		(0.28)
From net realized gain on investments	(2.28)	(0.88)	(1.69)	(2.67)		(3.76)
From return of capital	—	—	(0.03)	—		—
Total distributions	(2.59)	(1.18)	(1.95)	(2.98)		(4.04)
Paid in capital from redemption fees (5)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$24.79	$23.27	$21.13	$24.67	(6)	$26.24
Total return (2)	17.76%	15.62%	(6.32)%	5.43	% (7)	37.06%
Net assets, at end of year (000s)	$83,611	$69,119	$71,470	$86,670		$88,602
Ratio of gross expenses to average net assets (3)(4)	1.61%	1.64%	1.58%	1.57%		1.55%
Ratio of net expenses to average net assets (4)	1.50%	1.51%	1.49%	1.49%		1.49%
Ratio of net investment income to average net assets (4)	1.28%	1.33%	0.96%	1.04%		1.00%
Portfolio turnover rate	22.16%	7.99%	12.38%	17.85%		18.70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

(6)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principals generally accepted in the U.S.

(7)	Total return was calculated using the adjusted NAV on December 31, 2014.

See accompanying notes to financial statements.

Al Frank Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.30	$21.16	$24.71	$26.27	$22.27
Activity from investment operations:
Net investment income (1)	0.38	0.35	0.29	0.35	0.33
Net realized and unrealized gain/(loss) on investments	3.80	3.03	(1.82)	1.14	7.78
Total from investment operations	4.18	3.38	(1.53)	1.49	8.11
Less distributions from:
Net investment income	(0.37)	(0.36)	(0.30)	(0.38)	(0.35)
From net realized gain on investments	(2.28)	(0.88)	(1.69)	(2.67)	(3.76)
From return of capital	—	—	(0.03)	—	—
Total distributions	(2.65)	(1.24)	(2.02)	(3.05)	(4.11)
Paid in capital from redemption fees (5)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$24.83	$23.30	$21.16	$24.71	$26.27
Total return (2)	18.05%	15.87%	(6.09)%	5.73%	37.39%
Net assets, at end of year (000s)	$6,376	$2,673	$2,820	$4,098	$4,691
Ratio of gross expenses to average net assets (3)(4)	1.36%	1.39%	1.32%	1.32%	1.29%
Ratio of net expenses to average net assets (4)	1.25%	1.26%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets (4)	1.52%	1.59%	1.21%	1.28%	1.26%
Portfolio turnover rate	22.16%	7.99%	12.38%	17.85%	18.70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable redemption fees. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017

NOTE 1 – ORGANIZATION

The Al Frank Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Fund may also be purchased by qualified investors directly through the Fund’s Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Fund to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Fund to meet the Advisor Class Shares investment minimum.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any,

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2017, the Al Frank Fund assessed $116 in redemption fees.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative size of the fund in the Trust.

G.	Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 – SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Fund’s assets measured at fair value:

Al Frank Fund
Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$15,059,556	$—	$—	$15,059,556
Consumer Staples	4,931,861	—	—	4,931,861
Energy	5,777,970	—	—	5,777,970
Financials	14,643,126	—	—	14,643,126
Health Care	10,408,758	—	—	10,408,758
Industrials	12,025,250	—	—	12,025,250
Information Technology	18,795,801	—	—	18,795,801
Materials	3,554,860	—	—	3,554,860
Real Estate	2,174,660	—	—	2,174,660
Telecommunication Services	582,230	—	—	582,230
Total Common Stocks	87,954,072	—	—	87,954,072
Short-Term Investment
Money Market Fund	1,927,440	—	—	1,927,440
Total Short-Term Investment	1,927,440	—	—	1,927,440
Total Investments	$89,881,512	$—	$—	$89,881,512

Transfers between Levels are recognized at December 31, 2017, the end of the reporting period. There were no transfers into or out of Level 1 and/or Level 2 securities during the period. There were no Level 3 securities held in the Fund during the year ended December 31, 2017.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

For the year ended December 31, 2017, AFAM Capital, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the Fund’s average daily net assets. For the year ended December 31, 2017, the Al Frank Fund incurred $822,350 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2019, to waive a portion of its advisory fee. For the year ended December 31, 2017, the Advisor agreed to reduce fees payable to it by the Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2017, the Advisor reduced its fees in the amount of $85,266 for the Al Frank Fund.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2018	12/31/2019	12/31/2020
$68,226	$94,767	$85,266

As of December 31, 2017, $75,389 of previously waived fees expired unrecouped.

Distributor – The distributor for the Funds is Northern Lights Distributors LLC (the “Distributor”) and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Investor Class Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for ongoing distribution-related activities or shareholder services. Under the Investor Class Plan, the Fund is permitted to pay a fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Investor Class shares. The Fund pays the Distributor to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2017, the Al Frank Fund Investor Class shares incurred 12b-1 fees of $193,239. For the year ended December 31, 2017, the Al Frank Fund Investor Class shares paid the Distributor underwriting fees of $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the Fund was $18,509,942 and $17,817,816, respectively.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$1,139,552	$1,150,470
Long-Term Capital Gain	7,463,654	2,368,470
	$8,603,206	$3,518,940

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
$—	$322,145	$—	$—	$—	$35,167,500	$35,489,645

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation from investments is primarily attributable to adjustments for return of capital distributions from C-Corporations.

At December 31, 2017, the Fund utilized 7,297 of capital loss carry forwards from the merger with AL Frank Dividend Value fund that was recognized this year.

Permanent book and tax differences, primarily attributable to the tax treatment of capital loss carry forwards from the merger with AL Frank Dividend Value Fund, resulted in reclassification for the year ended December 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains (Loss)
$7,297	$11,930	$(19,227)

NOTE 7 – FUND REORGANIZATION

On April 21, 2017, the Fund acquired the assets and certain liabilities of the Al Frank Dividend Value Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of the Trust, of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

		Total Net Assets
	Shares issued	of the Acquired	Total Net Assets
Acquired Fund	by the Fund	Fund	of the Fund
Al Frank Dividend Value Fund	642,921	$15,420,356	$85,887,270

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.552829 and 0.557732 of the Advisor Class and Investor Class shares, respectively, of the Fund.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $3,895,668 and accumulated net realized gain of $382,277. Total net assets of the Fund immediately after the transfer were $85,887,270. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Assuming the Reorganization had been completed on January 1, 2017, the beginning of the annual reporting period for the Al Frank Fund, the Al Frank Fund’s pro forma results of operations for the year ended December 31, 2017 are as follows:

Net Investment Income (loss)	1,096,588
Net Realized and Unrealized Gain On investments	17,075,705
Net Increase in Net Assets Resulting from Operations	18,172,293

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 21, 2017.

Al Frank Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2017 (Continued)

NOTE 8 – SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no impacts requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Al Frank Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Al Frank Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust II since 2012.

Philadelphia, Pennsylvania

March 1, 2018

Al Frank Funds
EXPENSE EXAMPLES at December 31, 2017 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively. Although the Fund does not charge a sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

				Expenses Paid	Expense Ratio
		Beginning Account	Ending Account	During Period *	During Period **
Actual		Value 7/1/2017	Value 12/31/2017	7/1/17-12/31/17	7/1/17-12/31/17
Al Frank Fund
	Investor Class	$1,000.00	$1,109.90	$7.92	1.49%
	Advisor Class	1,000.00	1,111.30	6.60	1.24%
Hypothetical (5% return before Expenses)
Al Frank Fund
	Investor Class	$1,000.00	$1,017.69	$7.58	1.49%
	Advisor Class	1,000.00	1,018.95	6.31	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Al Frank Fund, (the “Al Frank Fund”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

Based on their evaluation of the information provided by AFAM, in conjunction with the Al Frank Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Al Frank Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of the AL Frank Fund. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Al Frank Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to the AL Frank Fund. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to the Al Frank Fund, including AFAM’s Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the personnel performing services for the Al Frank Fund, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of AFAM’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Al Frank Fund; whether there were procedures in place to adequately allocate trades among its respective clients; and whether AFAM’s CCO would routinely review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board also reviewed the information provided on the practices for monitoring compliance with the Al Frank Fund’s investment limitations. The Board then

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)(Continued)

reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or AFAM’s owners had the ability to make additional contributions in order to meet its obligations to the Al Frank Fund. The Board also discussed AFAM’s compliance program with the CCO of the Trust. The Board concluded that AFAM has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to the Al Frank Fund was satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Al Frank Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended September 30, 2017. The Board noted that Al Frank Fund had outperformed its Morningstar category yet slightly underperformed its peer group for the one year period, underperformed its peer group and Morningstar category for the three period, and outperformed the Morningstar category and peer group for the five year period and since inception periods. The Board also noted that for the one, three and five year periods the Al Frank Fund trailed its benchmarks, the S&P 500 Index and Russell 3000 Index, while the Al Frank Fund had outperformed its benchmarks for the since inception period. The Board further noted that Al Frank Fund had tended to invest in more small and micro-cap stocks as well as at times building significant stakes in non-U.S. securities than its peer group and Morningstar category, each of which had a negative impact on performance over the last two years. The Board noted that Al Frank Fund had a higher exposure to non-U.S. equities and small and micro-cap securities over the last three years as compared to its peer group and Morningstar category which contributed to the Al Frank Fund’s underperformance versus its peer group. The Board further noted that performance was hurt by some of its stock selection within certain sectors. After further discussion, the Board concluded that the performance of the Al Frank Fund was reasonable although performance would continue to be monitored.

Fees and Expenses. As to the costs of the services provided by AFAM, the Board reviewed and discussed the Al Frank Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Morningstar Reports. The Board noted that the advisory fee for the Al Frank Fund was above the peer group and Morningstar category averages. The Board also reviewed the Al Frank Fund’s net expenses as compared to its peer group and Morningstar category noting the higher advisory fee as compared to its peer group and Morningstar category. The Board also noted that, while Al Frank Fund’s advisory fee was higher than its peer group and Morningstar category, the peer group and Morningstar category included many funds that were much larger than the Al Frank Fund and it was not currently benefiting from economies of scale like many of its peers. The Board then reviewed the contractual arrangements for the Al Frank Fund, which stated that AFAM has agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2019, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of Al Frank’s average annual net assets for Adviser Shares and Investor Shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on AFAM’s experience, expertise and services to be provided to the Al Frank Fund, the advisory fee charged by AFAM for the Al Frank Fund was not unreasonable and, while higher than its peer group or Morningstar category averages, was generally in line with some of the funds in its peer group and Morningstar category that were of similar size.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Al Frank Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded that the anticipated profit from AFAM’s relationship with the Al Frank Fund was not excessive.

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)(Continued)

Economies of Scale. As to the extent to which the Al Frank Fund would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Al Frank Fund, AFAM’s expectations for growth of the Al Frank Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of the AL Frank Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of the Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)(Continued)

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	3	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	3	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	3	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001)(financial services company).	3	Board Member, Orizon Investment Counsel (financial services company)

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)(Continued)

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	3	NONE

Al Frank Funds
SUPPLEMENTAL INFORMATION at December 31, 2017 (Unaudited)(Continued)

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of December 31, 2017 the Trust was comprised of 23 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Al Frank Fund and the Dynamic International Opportunity Fund and Dynamic U.S. Opportunity Fund also managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

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Advisor
AFAM Capital, Inc.
12117 FM 2244, Bldg. 3, #170
Austin, TX 78738
alfrankfunds.com

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Transfer Agent
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $25,000

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

(c)	Tax Fees

2017 - $4,400

2016 - $4,400

2015 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017– None

2016– None

2015- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $4,400

2016 - $4,400

2015 - $4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 3/9/18